                           LIMITED POWER OF ATTORNEY
                             FOR SECTION 16 FILINGS

The undersigned, as a Section 16 reporting person of ARC Document Solutions,
Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints
Jorge Avalos and D. Jeffery Grimes, and each of them acting individually, the undersigned's true and lawful attorney-in-fact to:

     (1)  prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5
(including any amendments thereto) with respect to the securities of the
Company, with the United States Securities and Exchange Commission, any national securities exchanges and the Company, as considered necessary or advisable under
Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange
Act"); and

     (2)  perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned acknowledges that:

     (1)  this Limited Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

     (2)  any documents prepared and/or executed by either such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney will be in such form and wil1 contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

     (3)  neither the Company nor either of such attorneys-in-fact assumes (i)
any liability for the undersigned's responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange
Act; and

     (4)  this Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

     The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.

     This Limited Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the Company and each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of December, 2016.

Signature: /s/ John Freeland
          -----------------------
Print Name: John Freeland
           ----------------------

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document

State of California)
County of Contra Costa)

On Dec. 6, 2016 before me, Krista Lee McGuire, Notary Public, personally appeared John Freeland, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s)
acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Krista Lee McGuire (Seal)